NOTICE OF BENCHMARK REPLACEMENT AND CONFORMING CHANGES AMENDMENT To the Borrower and Lenders under the Existing Agreement referred to below, Citizens Bank, N.A. (“Citizens”) is providing you with this notice and amendment (together with Exhibit A attached hereto, this “Notice and Amendment”) pursuant to the Credit Agreement, dated as of July 22, 2020, by and among Steven Madden, Ltd., a Delaware corporation, the other loan parties thereto, with Citizens, as the administrative agent (in such capacity, “Administrative Agent”) and as a lender, that references the Bloomberg Short-Term Bank Yield (“BSBY”) (such agreement as in effect prior to the Benchmark Replacement Date identified below, together with all other documents executed and delivered in connection therewith, is referred to as the “Existing Agreement”). Capitalized terms used but not defined herein have the meanings given to them in the Existing Agreement and this Notice, and Amendment, as applicable. BSBY Cessation and Benchmark Transition Event On November 15, 2023, Bloomberg Index Services Limited, the administrator of BSBY, announced that the permanent cessation of BSBY would occur after final publication of BSBY on November 15, 2024. As of November 16, 2024, BSBY is no longer available for determining the interest rate under the Existing Agreement. Accordingly, a “Benchmark Transition Event” has occurred under the Existing Agreement, and the Benchmark Replacement became effective thereunder on the Benchmark Replacement Date identified below for all purposes under the Existing Agreement without any amendment to, or further action or consent of any other party to, the Existing Agreement. Benchmark Replacement In accordance with the terms of the Existing Agreement, the Benchmark Replacement is the sum of (i) Term SOFR and (ii) for each applicable Interest Period referenced within the Existing Agreement, the corresponding Benchmark Replacement Adjustment set forth below: Interest Period Benchmark Replacement Adjustment One month 0.09347% Three months 0.26491% Six months 0.40124% Conforming Changes Citizens is hereby amending the Existing Agreement as of the Benchmark Replacement Date to make the Conforming Changes set forth on Exhibit A to this Notice and Amendment in connection with the use, administration, adoption or implementation of the Benchmark Replacement. In accordance with the terms of the Existing Agreement, such amendments shall be effective without any further action or consent of any other party to the Existing Agreement. Benchmark Replacement Date Citizens has determined that the Benchmark Replacement Date shall be November 16, 2024, provided that any outstanding credit extension or loan currently bearing interest at a previously determined BSBY-based rate that (a) is to be held constant for the duration of a specifically designated interest period that has commenced but has not yet concluded and (b) does not reset on a daily or a substantially daily basis (disregarding day count, weekend or holiday conventions) (each an “Existing BSBY Credit Extension”) shall continue in effect in accordance with its terms until the conclusion of the current interest period. The BSBY

Related Definitions (as defined in Exhibit A and as in effect immediately prior to the implementation of the Conforming Changes) shall continue in effect solely for the purpose of administering any such Existing BSBY Credit Extension through the conclusion of the current interest period. Notice If the Existing Agreement requires Citizens to provide notice to you or to any other party to the Existing Agreement of (a) a Benchmark Transition Event (or similar event), (b) the implementation of a Benchmark Replacement (or similar term for a replacement index), (c) the effectiveness of Conforming Changes (or similar term for modifications related to use, administration, adoption or implementation of a replacement index) or (d) any other matter in connection with the adoption and implementation of a replacement index or the use and administration thereof, then this Notice shall constitute notice under the Existing Agreement. BSBY Transition Amendments Executed Prior to the Benchmark Replacement Date To the extent that any amendment, restatement or other modification to the Existing Agreement duly executed and in effect prior to the Benchmark Replacement Date resulted in the replacement of all BSBY- based indexes thereunder prior to the Benchmark Replacement Date, this Notice and Amendment shall have no effect and be disregarded with respect to the Existing Agreement. No Other Changes Except as otherwise set forth in this Notice and Amendment, all other terms of the Existing Agreement remain unchanged. If you have questions regarding this Notice and Amendment, please contact your relationship manager or call client services at 877-550-5933, Monday through Friday, 7 a.m. – 7 p.m. ET. Sincerely, Citizens Bank, N.A.

EXHIBIT A TO NOTICE OF BENCHMARK REPLACEMENT AND CONFORMING CHANGES AMENDMENT This Exhibit A sets forth conforming changes made to the Existing Agreement and each Existing Document (as defined below) as of the Benchmark Replacement Date in connection with the use, administration, adoption and implementation of Term SOFR as the Benchmark Replacement for the existing BSBY-based Benchmark. These include conforming changes related to support the replacement of each of the following BSBY-based Benchmarks that may be referenced within the Existing Agreement or any other Existing Document with the corresponding Term SOFR-based Benchmark Replacement (including the applicable Benchmark Replacement Adjustment) set forth opposite such BSBY-based Benchmark in the table below: Existing Benchmark Benchmark Replacement Replacement Index Benchmark Replacement Adjustment BSBY 1-Month Term SOFR 1-Month 0.09347% BSBY 3-Months Term SOFR 3-Months 0.26491% BSBY 6-Months Term SOFR 6-Months 0.40124% Daily BSBY (i.e., daily resetting rate based on one-month BSBY) Daily SOFR (i.e., daily resetting rate based on one-month Term SOFR) 0.09347% Notwithstanding anything to the contrary contained in the Existing Agreement or in any other Existing Document, the Existing Agreement and each other Existing Document are each hereby amended and modified to give effect to the provisions set forth on this Exhibit A. Please note that certain defined terms and provisions included in this Exhibit A may relate to tenor-based or daily resetting rates that may not be applicable to the Existing Agreement. In such instances, such defined terms and provisions shall be disregarded to the extent not applicable. Article I. Definitions, Etc. Section 1.01 Defined Terms. The following terms shall have the following meanings for purposes of this Notice and Amendment, including without limitation, this Exhibit A, and the provisions contained herein: “ABR Credit Extension” means a Credit Extension based on the Alternate Base Rate. “Alternate Base Rate” means any rate of interest under the Existing Agreement or any other Existing Document nominally based on an “Alternate Base Rate”, “Alternative Base Rate”, “ABR”, “Base Rate” or other analogous or similar term generally indicating use of a benchmark rate other than, immediately prior to giving effect to the provisions of Article III of this Exhibit A, BSBY but which term, immediately prior to giving effect to the provisions of Article III of this Exhibit A, would have included a component based on BSBY. “Amended Agreement” means the Existing Agreement, as amended pursuant to this Notice and Amendment and as may be further amended, supplemented or otherwise modified.

“Amended Documents” means the Existing Documents, as amended pursuant to this Notice and Amendment and as may be further amended, supplemented or otherwise modified. “Benchmark” means, initially, the Term SOFR Reference Rate, and then any successor benchmark (including any benchmark replacement adjustment) selected pursuant to the Amended Agreement and the other Amended Documents. “BSBY” means the US dollar wholesale funding rate known as BSBY (the Bloomberg Short-term Bank Yield Index) and provided by Bloomberg Index Services Limited (or a successor) as administrator of such rate. “BSBY Credit Extension” means a Credit Extension bearing interest or incurring fees, commissions or other amounts based on BSBY, but excluding, for the avoidance of doubt, any ABR Credit Extension. “BSBY Rate” means any term defined in the Existing Agreement or any other Existing Document (or any partial definition thereof) as in effect immediately prior to giving effect to the provisions of this Notice and Amendment, however phrased, referring to BSBY, including by way of example applicable terms phrased as “Adjusted BSBY Rate”, “BSBY Base Rate”, “BSBY Rate”, “BSBY”, “One-Month BSBY” or “Daily BSBY”. “BSBY Related Definition” means any term defined in the Existing Agreement or any other Existing Document (or any partial definition thereof) as in effect immediately prior to giving effect to the provisions of this Notice and Amendment on the Transition Date, however phrased, primarily relating to the determination, administration or calculation of BSBY, including by way of example any instances of the BSBY Rate, the BSBY Screen Rate and other applicable terms. “BSBY Related Definition” does not include any term such as “Alternative Base Rate”, “ABR”, “Base Rate” or other analogous or similar term generally indicating use of a benchmark rate other than, immediately prior to giving effect to the provisions of Article II of this Exhibit A, BSBY, even if such term, immediately prior to giving effect to the provisions of Article II of this Exhibit A, would have included a component based on BSBY. “Conforming Changes” means, with respect to either the use or administration of the Term SOFR Reference Rate, any technical, administrative or operational changes (including, for example and not by way of limitation or prescription, changes to the definition of “Alternate Base Rate,” the definition of “Business Day” or any similar or analogous definition, the definition of “Interest Period” or any similar or analogous definition, the definition of “Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions of the kind referred to in Section 3.02(d) of this Exhibit A, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate in connection with the use or administration of the Term SOFR Reference Rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of the Amended Agreement and the other Amended Documents). “Credit Extension” means any extension of credit of any type denominated in Dollars under the Existing Agreement, the Amended Agreement, any other Existing Document or any other Amended Document, whether characterized as a loan, term loan, revolving loan, swingline loan, daylight overdraft loan, bid loan, advance, borrowing, credit extension, letter of credit or other financial accommodation, and whether constituting a new extension of credit, the renewal, extension of the expiry date or reinstatement or increase in the amount of an existing extension of credit or a conversion or continuation of an existing extension of credit. “Daily BSBY Credit Extension” means a Credit Extension bearing interest or incurring fees, commissions or other amounts based on a BSBY Rate that is reset on a daily or substantially daily basis (other than a daily overnight BSBY Rate), but excluding any ABR Credit Extension. “Daily SOFR Credit Extension” means any Credit Extension bearing interest or incurring fees, commissions or other amounts based upon the Daily SOFR Rate, but excluding any ABR Credit Extension. “Daily SOFR Rate” means, for any day, a rate per annum equal to Term SOFR in effect on such day for a one-month Interest Period (subject to the Floor referred to in the definition of “Term SOFR”). “Dollar” or “$” means the lawful money of the United States. “Existing Documents” means, with respect to the Existing Agreement, the Existing Agreement, each “Loan Document”, “Credit Document”, “Financing Agreement”, “Transaction Document” or “Related Document” (or other analogous or similar defined term) and all other agreements, documents and instruments executed and delivered in connection with the Existing Agreement and the Credit Extensions thereunder, each as amended or otherwise modified immediately prior to giving effect to this Notice and Amendment, including without limitation any note, guarantee, security document, mortgage, or certificate; provided, that no derivative, swap agreement, hedge agreement or ISDA confirmation (or other analogous or similar document) shall constitute an Existing Document for purposes of this Notice and Amendment or the provisions contained in this Notice and Amendment. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Floor” means the greater of (a) 0.00% per annum and (b) the benchmark rate floor, if any, provided in the Existing Agreement initially (as of the execution of the Existing Agreement, the modification, amendment or renewal of the Existing Agreement or otherwise) with respect to BSBY and utilized for calculating any rate of interest, fees, commissions or other amounts with respect to BSBY Credit Extensions or ABR Credit Extensions, as applicable (the “Original Floor”); provided that, to the extent that the Existing Agreement or any other Existing Document sets forth a benchmark rate floor (a “Benchmark Rate Floor”) that is different than the Original Floor for any benchmark replacement incorporating the Term SOFR Reference Rate replacing BSBY, “Floor” shall mean such Benchmark Rate Floor. “Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Interest Period” means “Interest Period” or any other analogous or similar term set forth in the Existing Agreement or any other Existing Document describing the period during which a Credit Extension bears interest with reference to a specific setting, calculation or determination of a benchmark rate; provided that such term shall be modified on the Transition Date so that (a) such term shall refer to Term SOFR in lieu of the BSBY Rate and (b) the only tenors, periods or intervals available pursuant to such term shall be one, three or six months; provided, that any such tenor, period or interval shall be available only if such tenor, periods or interval (i) was an available tenor, period or interval pursuant to such term prior to such modification and (ii) is not then-removed pursuant to the Amended Agreement. ”SOFR” means a rate equal to the secured overnight financing rate published by the SOFR Administrator on the website of the SOFR Administrator, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Credit Extension” means any Credit Extension bearing interest or incurring fees, commissions or other amounts based upon Term SOFR, but excluding, for the avoidance of doubt, any ABR Credit Extension or Daily SOFR Credit Extension. “Term SOFR” means a rate per annum equal to the greater of (i) the sum of (A) the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) Government Securities Business Days prior to the first day of such Interest Period; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date (or comparable date) with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding Government Securities Business Day is not more than three (3) Government Securities Business Days prior to such Periodic Term SOFR Determination Day plus (B) the Term SOFR Adjustment, and (ii) the Floor. “Term SOFR Adjustment” means, for any calculation with respect to an ABR Credit Extension (solely with respect to the Term SOFR component thereof) or a SOFR Credit Extension, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor: ABR Credit Extensions (solely with respect to the Term SOFR component thereof): The Term SOFR Adjustment specified below for SOFR Credit Extensions with an Interest Period of one month. SOFR Credit Extensions: Interest Period Percentage One month 0.09347% Three months 0.26491% Six months 0.40124% “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR published by the Term SOFR Administrator and displayed on CME’s Market Data Platform (or other commercially available source providing such quotations as may be selected by Administrative Agent from time to time). “Transition Date” means November 16, 2024. Section 1.02 Definitions. The Existing Agreement and each other Existing Document (if any) are hereby amended and modified to incorporate the definitions set forth in Section 1.01 of this Exhibit A, mutatis mutandis, to the extent used in any such Existing Document, including as a result of the effectiveness of this Notice and Amendment. If the Existing Agreement or any other Existing Document as in effect immediately prior to giving effect to the provisions of this Notice and Amendment already defines any term defined in Section 1.01 of this Exhibit A, the definition in Section 1.01 of this Exhibit A shall supersede such definition in the Existing Agreement or such Existing Document, if applicable, for the purpose and solely for the purpose of the definitions and provisions contained in this Notice and Amendment. Section 1.03 Rules of Construction. For the avoidance of doubt, if and to the extent that the Existing Agreement or any other Existing Document does not, immediately prior to the effectiveness of this Notice and Amendment, include any provision or term that would be modified pursuant to any provision of Article II or Article III of this Exhibit A, such provision of Article II or Article III of this Exhibit A shall be disregarded to such extent. Any reference in this Notice and Amendment to “Borrower” shall be deemed to refer to (a) “Borrowers”, “the applicable Borrower”, “each Borrower”, “such Borrower” or “any Borrower”, as applicable, if the “Borrower” identified above constitutes more than one person or (b) the “Administrative Borrower”, “Borrowers’ Agent” or other analogous or similar entity, as applicable, if the Existing Agreement includes a mechanism for such entity to act for or on behalf of Borrower. Section 1.04 Additional Conforming Changes. Without limiting any provision of the Existing Agreement relating to conforming changes for any Benchmark or replacement thereof, in connection with the use or administration of Term SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary in this Exhibit A, the Amended Agreement or any other Amended Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to the Amended Agreement or any other Amended Document. Administrative Agent will promptly notify Borrower of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 1.05 Rates Generally. Administrative Agent does not warrant or accept responsibility for (a) the administration, construction, calculation, publication, continuation, discontinuation, movement, or regulation of, or any other matter related to, any rate of interest under the Amended Documents, including the Alternate Base Rate, the Term SOFR Reference Rate, or any alternative, successor or replacement rate thereto, any component definition thereof or rates referred to in the definition thereof, including whether any benchmark is similar to, or will produce the same value or economic equivalence of, any other rate or whether financial instruments referencing or underlying such benchmark will have the same volume or liquidity as those referencing or underlying any other rate, (b) the impact of any regulatory statements about, or actions taken with respect to any benchmark (or component thereof), (c) changes made by any administrator to the methodology used to calculate any Benchmark (or component thereof) or (d) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of any rate of interest under the Amended Documents, including the Alternate Base Rate, the Term SOFR Reference Rate, any alternative, successor or replacement rate or any relevant adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, such transactions. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any rate of interest under the Amended Documents, including the Alternate Base Rate, the Term SOFR Reference Rate, or any alternative, successor or replacement rate, in each case pursuant to the terms of the Amended Agreement. Article II. Discontinuance of BSBY. Section 2.01 BSBY Credit Extensions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, regardless of whether BSBY is operational, reported, published on a synthetic basis or otherwise available in the market as of the Transition Date, subject to the provisions of Article IV of this Exhibit A: (a) no BSBY Credit Extension or Daily BSBY Credit Extension shall be available, requested or made thereunder, (b) any request to convert an existing Credit Extension to a BSBY Credit Extension or Daily BSBY Credit Extension shall be ineffective and (c) any request for a new BSBY Credit Extension or Daily BSBY Credit Extension, or to continue, renew, extend, reinstate or increase an existing BSBY Credit Extension or Daily BSBY Credit Extension as a BSBY Credit Extension or Daily BSBY Credit Extension, shall be ineffective, in each case, to the extent that any such BSBY Credit Extension or Daily BSBY Credit Extension would, but for the provisions of this Exhibit A, reference a setting of BSBY on or after the Transition Date. Section 2.02 BSBY Related Definitions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, subject to the provisions of Article IV of this Exhibit A, from and after the Transition Date, the BSBY Related Definitions shall be deemed deleted from the Existing Agreement and each other Existing Document and of no further force or effect. Article III. New SOFR Credit Extensions. Section 3.01 Modification to BSBY Rate Definitions and Provisions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, subject to the provisions of Article IV of this Exhibit A, (a) from and after the Transition Date, (i) any usage of “BSBY Rate” (other than as used in a BSBY Related Definition that has been deleted pursuant to the terms of this Exhibit A or a benchmark replacement provision) in the Existing Agreement or any other Existing Document, as applicable, including, without limitation, in connection with an ABR Credit Extension, shall be deemed deleted and of no further force or effect and the term “Term SOFR” shall be inserted in lieu thereof and (ii) solely to the extent a Daily BSBY Credit Extension option was available under the Existing Agreement or any other Existing Document, any usage of “Daily BSBY Rate” or other analogous or similar term referring to a Daily BSBY Credit Extension (other than as used in a BSBY Related Definition that has been deleted pursuant to the terms of this Exhibit A or a benchmark replacement provision) in the Existing Agreement or any other Existing Document, as applicable, including, without limitation, in connection with an ABR Credit Extension, shall be deleted and of no further force or effect, and the term “Daily SOFR Rate” shall be inserted in lieu thereof, (b) from and after the Transition Date, any usage of “Interest Period” or any other analogous or similar term (other than as used in a BSBY Related Definition that has been deleted pursuant to the terms of this Exhibit A) in the Existing Agreement or any other Existing Document, as applicable, shall be deemed deleted and of no further force or effect and the term “Interest Period” shall be inserted in lieu thereof, (c) (i) to the extent that, immediately prior to giving effect to the provisions of this Exhibit A, the Existing Agreement or any other Existing Document required or permitted the request, making and maintenance of any type of Credit Extension as a BSBY Credit Extension, such type of Credit Extension shall be available, and may be requested, made and maintained, as a SOFR Credit Extension from and after the Transition Date, subject to satisfaction of the applicable provisions (including conditions precedent to Credit Extensions) of the related Amended Agreement and any other Amended Document and (ii) to the extent that, immediately prior to giving effect to the provisions of this Exhibit A, the Existing Agreement or any other Existing Document required or permitted the request, making and maintenance of any type of Credit Extension as a Daily BSBY Credit Extension, that type of Credit Extension shall be available, and may be requested, made and maintained, as a Daily SOFR Credit Extension, subject to satisfaction of the applicable provisions (including conditions precedent to Credit Extensions) of the related Amended Agreement and any other Amended Document, and (d) any term or provision of the Existing Agreement or any other Existing Document (other than as used in a BSBY Related Definition that has been deleted pursuant to the terms of this Exhibit A) that refers or is applicable to a BSBY Credit Extension or a Daily BSBY Credit Extension immediately prior to giving effect to the provisions of this Notice and Amendment on the Transition Date shall be deemed to refer to and be applicable to a SOFR Credit Extension or a Daily SOFR Credit Extension, as the case may be from and after the Transition Date, unless, and to the extent that, such term or provision is superseded or otherwise modified by this Notice and Amendment, in which case, such term or provision shall to such extent be construed as so superseded or otherwise modified as set forth in this Notice and Amendment. Section 3.02 SOFR Conventions and Provisions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, subject to Article IV of this Exhibit A, the following provisions shall apply for purposes of the Amended Agreement and each other Amended Document, and the Existing Agreement and each other Existing Document are hereby amended and modified from and after the Transition Date to incorporate such provisions therein: (a) Types of Credit Extension. To the extent that the Existing Agreement or any other Existing Document categorizes Credit Extensions generally or by definition by type of benchmark rate that applies to such Credit Extensions, SOFR Credit Extensions and Daily SOFR Credit Extensions shall each constitute a type of Credit Extension, and any such definition shall be deemed to include SOFR Credit Extensions and Daily SOFR Credit Extensions, as applicable. (b) Notice Periods. Any provision under the Existing Agreement or any other Existing Document that required, immediately prior to giving effect to the provisions of Article II of this Exhibit A, Borrower to provide notice to Administrative Agent of any borrowing, continuation, renewal, extension, reinstatement, increase, conversion or prepayment of any BSBY Credit Extension or Daily BSBY Credit Extension shall be deemed, in each case, to require notice thereof with respect to a SOFR Credit Extension or a Daily SOFR Credit Extension, as the case may be, in lieu of such BSBY Credit Extension or Daily BSBY Credit Extension; provided, however, that any notice of any such borrowing, continuation, renewal, extension, reinstatement, increase, conversion or prepayment of a SOFR Credit Extension must be received by Administrative Agent no later than three (3) Government Securities Business Days prior to the proposed date thereof by the time of day set forth with respect thereto in the Existing Agreement or such other Existing Document, as applicable. (c) Increased Costs. Any provision in the Existing Agreement or any other Existing Document that constitutes a requirement for Borrower to compensate Administrative Agent for increased costs incurred or imposed as a result of a change of law, or any interpretation thereof (including, in each case, changes in capital requirements), or any other analogous or similar yield maintenance provision (including any tax gross-up and indemnity provision) shall be modified mutatis mutandis to include, as a cost or expense subject to such provisions, without limitation, (i) any cost or expense incurred by Administrative Agent or any Lender with respect to its Credit Extensions under the Amended Agreement and the other Amended Documents in compliance with applicable reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining any maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement)), special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, Administrative Agent or any Lender, (ii) any taxes to which Administrative Agent or any Lender is subject as a result of its Credit Extensions under the Amended Agreement and the other Amended Documents, or its deposits, reserves, other liabilities or capital attributable thereto and (iii) any other condition, cost or expense affecting the Amended Agreement and the other Amended Documents or Credit Extensions made by Administrative Agent or any Lender. (d) Compensation for Losses. For purposes of any requirement in the Existing Agreement or any other Existing Document for Borrower to compensate Administrative Agent or any Lender for losses resulting from any continuation, conversion, payment or prepayment of any BSBY Credit Extension other than on the last day of the Interest Period applicable thereto, references to the “Interest Period” shall be deemed to include any Interest Period for a SOFR Credit Extension. (e) Subsequent Transition. In any transition occurring after the Transition Date pursuant to the “benchmark transition” or similar terms of the Amended Agreement and other Amended Documents, any step in any “waterfall” provision relating to the selection of a successor benchmark that references Term SOFR or the Term SOFR Reference Rate, or any similar term, shall be disregarded. Article IV. Delayed Rate Switch for Prior BSBY Credit Extensions. Section 4.01 The provisions or other Articles of this Exhibit A shall not apply with respect to any (a) BSBY Credit Extension requested, made or outstanding that bears interest with reference to a BSBY Rate that (i) was set at any time prior to the Transition Date and (ii) is held constant for a specifically designated period and is not reset on a daily or a substantially daily basis (disregarding day count, weekend or holiday conventions) and (b) any retroactive margin, yield, fee or commission increases available to Administrative Agent or the Lenders as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any BSBY Credit Extension or Daily BSBY Credit Extension or any higher fee or commission for any applicable period, and in each case, notwithstanding anything contained herein to the contrary, the BSBY Related Definitions and provisions with respect thereto (as in effect immediately prior to giving effect to the provisions of this Notice and Amendment on the Transition Date) shall continue in effect solely for such purpose; provided that, with respect to any such BSBY Credit Extension described in clause (a) of this Article IV, such BSBY Credit Extension shall only continue in effect in accordance with its terms until the then-current Interest Period for such BSBY Credit Extension has concluded. [Remainder of page intentionally left blank]